                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K







                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 29, 2003
                                                        -------------------

                     STRUCTURED ASSET SECURITIES CORPORATION
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)


        Delaware                   333-106925                  74-2440850
--------------------------------------------------------------------------------
     (State or other              (Commission                (IRS Employer
     jurisdiction of              File Number)            Identification No.)
     incorporation)


             745 Seventh Avenue, 7th Floor                       10019
                  New York, New York
--------------------------------------------------------------------------------
       (Address of principal executive offices)                Zip Code



           Registrant's telephone, including area code: (212) 526-7000

                                    No Change
--------------------------------------------------------------------------------
          Former name and former address, if changed since last report)

ITEM 5.  Other Events.
         -------------

         The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-106925 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $1,213,624,100.00 in aggregate principal amount Class 1-A, Class 1-AX, Class 2-A, Class 3-A1, Class 3-A2, Class 3-A3, Class 3-A4, Class 3-A5, Class 3-A6, Class 3-AX, Class 3-PAX, Class 4-A, Class 4-AX, Class 5-A, Class 6-A, Class 7-A, Class B1-I, Class B1-I-X, Class B2-I, Class B2-I-X, Class B1-II, Class B2-II, Class B3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2003-26A on August 29, 2003. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated August 26, 2003, 2003, as supplemented by the Prospectus Supplement, dated August 28, 2003 (collectively, the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates (as defined below) were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of August 1, 2003, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer and Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1-A, Class 1-AX, Class 2-A, Class 3-A1, Class 3-A2, Class 3-A3, Class 3-A4, Class 3-A5, Class 3-A6, Class 3-AX, Class 3-PAX, Class 4-A, Class 4-AX, Class 5-A, Class 6-A, Class 7-A, Class B1-I, Class B1-I-X, Class B2-I, Class B2-I-X, Class B1-II, Class B2-II, Class B3, Class B4, Class B5, Class B6, Class P-I, Class P-II, Class P-III, Class P-IV and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of seven pools of certain adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $1,224,657,196.62 as of August 1, 2003. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

ITEM 7.  Financial Statements; Pro Forma Information and Exhibits.
         ---------------------------------------------------------

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

             1.1 Terms Agreement, dated August 26, 2003, between Structured Asset Securities Corporation, as Depositor and Lehman Brothers Inc., as the Underwriter.

             4.1 Trust Agreement, dated as of August 1, 2003, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer and Wells Fargo Bank Minnesota, National Association, as Trustee.

             99.1 Mortgage Loan Sale and Assignment Agreement, dated as of August 1, 2003, between Lehman Brothers Holdings Inc., as Seller and Structured Asset Securities Corporation, as Purchaser.

             99.2 Servicing Agreement, dated as of August 1, 2003, between Lehman Brothers Holdings Inc. and Aurora Loan Services Inc.

             99.3 Reconstituted Servicing Agreement, dated as of August 1, 2003, between BancMortgage. A Division of National Bank of Commerce and Lehman Brothers Holdings Inc.

             99.4 Transfer Notice, dated as of August 1, 2003, between Colonial Savings, F.A. and Lehman Brothers Holdings Inc.

             99.5 Reconstituted Servicing Agreement, dated as of August 1, 2003, between IndyMac Bank, F.S.B. and Lehman Brothers Holdings Inc.

             99.6 Interim Servicing Agreement, dated as of July 11, 2003, between Lehman Brothers Bank, FSB and BancMortgage, A Division of National Bank of Commerce.

             99.7 Correspondent Servicing Agreement, dated as of June 26, 2002, by and among Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and Colonial Savings, F.A.

             99.8 Seller's Warranties and Servicing Agreement, dated as of July 1, 2003, between Lehman Brothers Bank, FSB and IndyMac Bank, F.S.B.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              STRUCTURED ASSET SECURITIES
                                              CORPORATION


                                              By:    Michael C. Hitzmann
                                                     -------------------
                                              Name:  Michael C. Hitzmann
                                              Title: Vice President

Date:  September 12, 2003

                                  EXHIBIT INDEX

Exhibit No.                         Description                         Page No.
-----------                         -----------                         --------

1.1             Terms Agreement, dated August 26, 2003, between
                Structured Asset Securities Corporation, as Depositor and Lehman Brothers Holdings Inc., as the Underwriter.

4.1 Trust Agreement, dated as of August 1, 2003, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer and Wells Fargo Bank Minnesota, National Association, as Trustee.

99.1 Mortgage Loan Sale and Assignment Agreement, dated as of August 1, 2003, between Lehman Brothers Holdings Inc., as Seller and Structured Asset Securities
                Corporation, as Purchaser.

99.2 Servicing Agreement, dated as of August 1, 2003, between Lehman Brothers Holdings Inc. and Aurora Loan Services Inc.

99.3 Reconstituted Servicing Agreement, dated as of August 1, 2003, between BancMortgage. A Division of National Bank of Commerce and Lehman Brothers Holdings Inc.

99.4 Transfer Notice, dated as of August 1, 2003, between Colonial Savings, F.A. and Lehman Brothers Holdings Inc.

99.5 Reconstituted Servicing Agreement, dated as of August 1, 2003, between IndyMac Bank, F.S.B. and Lehman
                Brothers Holdings Inc.

99.6            Interim Servicing Agreement, dated as of July 11,
                2003, between Lehman Brothers Bank, FSB and
                BancMortgage, A Division of National Bank of Commerce.

99.7 Correspondent Servicing Agreement, dated as of June 26, 2002, by and among Lehman Brothers Bank, FSB,
                Aurora Loan Services Inc. and Colonial Savings, F.A.

99.8 Seller's Warranties and Servicing Agreement, dated as of July 1, 2003, between Lehman Brothers Bank, FSB and IndyMac Bank, F.S.B.